EXHIBIT 10.13

                      AGREEMENT


         THIS AGREEMENT is entered into this 5th day of February, 1997 by and between SPINTEK GAMING TECHNOLOGIES, INC., a California corporation (the "Corporation"), and GARY L. COULTER, a resident of Nevada, and ROBERT E. HUGGINS, a resident of Nevada (singularly, the "Executive" or collectively, the "Executives").

         WHEREAS, the Executives entered into Employment Agreements with the Corporation dated April 1, 1996 and November 15, 1995, respectively, and subsequently amended October 18, 1996, to perform certain services therefor (the "Employment Agreement"), copies of which are attached hereto as Exhibit "A"'

         WHEREAS, the Executives are concerned about the present financial condition of the Corporation and its ability to conduct operations throughout calendar year 1997;

         WHEREAS, the Executives are claiming, and the Corporation acknowledges, that a scrivener's error occurred in redrafting the Employment Agreement dated October 18, 1996;

         WHEREAS, the Corporation desires to (i) continue Executives in the employment of the Corporation, (ii) provide Executives with certain payment and (iii) correct the scrivener's error existing in paragraph 4 of the Employment Agreement;

         WHEREAS, the Corporation acknowledges that Executives provide crucial and valuable services to the Corporation, the loss of which would be injurious to the Corporation;

         WHEREAS, the Corporation acknowledges that Executives have or could have other business opportunities available to them that they are foregoing in order to provide their continued services to the Corporation;

         WHEREAS, the Corporation acknowledges that it would be difficult to replace the Executives, and the services they provide, under the present circumstances; and

         WHEREAS, the Corporation and Executives have agreed to execute this Agreement in order to accomplish each of the foregoing items on the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          1. The parties each acknowledge to the other that the Corporation and the Executives did enter into an Employment Agreement dated April 1, 1996 and November 15, 1995, respectively, and subsequently amended October 18, 1996, and said Employment Agreements, as amended, are still in full force and effect as of the execution of this Agreement and that none of the parties hereto are in default or breach of the Employment Agreement.

         2.    (A)      Upon the execution of this Agreement by all of the
                        parties hereto the
Corporation shall pay to each Executive the sum of SIXTY THOUSAND AND NO/100 DOLLARS ($60,000.00) payable as follows:

          (1)The sum of THIRTY THOUSAND AND NO/I
00 DOLLARS ($30,000.00) shall be paid to each Executive in cash before February 7, 1997 (the "First Payment");

          (2)The sum of SIXTY THOUSAND AND NO/100
DOLLARS ($60,000.00) shall be placed in a disbursement account immediately upon the execution of this Agreement by all of the parties hereto pursuant to the Disbursement Agreement attached hereto as Exhibit "B", to be applied by the Disbursement Agent (as defined in the Disbursement Agreement) in accordance with the terms of the Disbursement Agreement. From and after execution of this Agreement and the Disbursement Agreement, the funds held in the disbursement account will be owned by the Executives subject to the ten-ns and conditions of the Disbursement Agreement.

          (B)(1) Notwithstanding anything to the contrary in
subparagraph (A) (1) above, if the Executive (i) voluntarily terminates employment with the Corporation (other than as a result of a Change of Control as defined in the Employment Agreement) on or before March 1, 1997, then the Executive agrees to repay the First Payment to the Corporation, immediately upon such voluntary termination less any withholding deducted therefrom and
less any severance amount   owedto
the Executive by the Corporation or agreed to between the Corporation and the Executive, (ii) is terminated by the Corporation due to a Change of Control (as defined in the Executive's Employment Agreement) prior to October 1, 1997, then that First Payment shall be applied against and reduce the amount of any severance compensation due under the terms of the Executive's Employment Agreement, or (iii) is still employed by the Corporation between October 1, 1997 and until December 31, 1997, then the Executive hereby agrees that the First Payment shall be offset on a pro rata basis against the Executive's compensation to which he is otherwise entitled under the terms of his Employment Agreement during the period between October 1, 1997 and December 31, 1997. In the event Executive terminates his employment with the Company or the Company terminates Executive after March 1, 1997 and prior to December 31, 1997 then the First Payment shall automatically vest to the Executive and shall not be considered as salary, either past or present, or offset against any salary, severance or termination owed or to be owed to Executive.

             (2) Notwithstanding anything to the contrary in subparagraph (B) (1) above, the First Payment shall automatically vest to the Executive and shall not be considered salary, either present or past, or offset against any salary, severance or termination owed or to be owed to the Executive whether on said date or accruing thereafter, if the Executive is still employed by the Corporation at anytime after the execution of this Agreement and the Corporation should (i) have five (5) or less full time employees, (ii) make an assignment for the benefit of creditors, (iii) files or is subject to a petition in bankruptcy, whether voluntary or involuntary, or (iv) have a receiver or trustee appointed with respect to a substantial amount of the Corporation's property.

         3. In order to correct the aforementioned scrivener's error, each party hereto agrees that the Employment Agreement shall be modified as set forth in Exhibit "C" hereof. The Corporation and the Executive do each acknowledge and agree that the purpose of the revision set forth therein is solely to correct a scrivener's error occurring in the previously executed Employment Agreement.

         4. This Agreement, the documents referred to herein, and the Exhibits attached hereto contains the entire agreement between the parties relating to the subject matter hereof, and no representation, statement or promise made by the Corporation, or its agent, that is not contained in this Agreement shall be valid or binding. This Agreement shall inure to the benefit to the Corporation, and its successors and assigns, and shall be binding upon the Executives and their assigns, heirs, executors and representatives. This Agreement may not be amended or modified except in a writing signed by the parties hereto. This Agreement may be signed in one or more counterparts, each of which will constitute an original.

          5. All communications provided for hereunder shall be in writing and shall be deemed to be given when delivered in person or when deposited in the U.S. Mail, first class, certified or registered, with proper postage prepaid and addressed as follows:

         If to the Corporation:

         Spintek Gaming Technologies, Inc.
         Attention:Malcolm C. Davenport V, Director
         409 West 10th
         West Point, Georgia 31833

         If to the Executives:

         Gary L. Coulter, Esq.
         650 Whitney Ranch Drive, No. 621
         Henderson, Nevada 89014

         Mr. Robert E. Huggins
         9104 Crystal Lake Court
         Las Vegas, Nevada 89134

         IN WITNESS WHEREOF, the parties hereto have set their hands and affixed their seals as of the date and year first above written.

"CORPORATION"                                            "EXECUTIVES"

SPINTEK GAMING TECHNOLOGIES,
INC., a California Corporation


By: /s/ MALCOLM C. DAVENPORT, V                          /s/ GARY L. COULTER
                                                             Gary L. Coulter
Its: Secretary/Director

                                                        /s/ ROBERT E. HUGGINS
                                                            Robert E. Huggins

                   EXHIBIT "A-1"
               EMPLOYMENT AGREEMENT


         THIS AGREEMENT is made and entered into this 18th day of October 1996 by and between Spintek Gaming Technologies, Inc., a California corporation (the "Corporation"), and Gary L. Coulter, (the "Executive") with reference to the following facts:

         WHEREAS, the Corporation hired Executive in the position of Chief Operating Officer of the Corporation on April 1, 1996; and

         WHEREAS, there have been significant changes in the Corporation, both in management and in purpose, since Executive's employment; and

         WHEREAS, the Corporation now desires to hire Executive as its Chief Executive Officer;

         WHEREAS, in order to retain the services of the Executive as Chief Executive Officer and to maximize the period of his continued availability, the Corporation desires to enter into this Employment Agreement with Executive as is more fully set forth herein.

         NOW, THEREFORE, on the basis of the foregoing facts and in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1.  Employment

         The Corporation hereby agrees to, and does hereby, employ the Executive and Executive hereby accepts employment with the Corporation as Chairman of the Board of Directors and Chief Executive Officer on the terms and conditions set forth in this Agreement (the "Agreement").

         2.  Term

         The Employment of the Executive hereunder shall commence on October 18, 1996 and shall continue for a period of two (2) years until October 17, 1998 (the "Term"). After the original Term, this Agreement shall continue in effect and shall be deemed automatically renewed for a second Term unless either party hereto shall notify the other in writing at least thirty (30) days prior to the end of the Term of their intention of not renewing the same. The Corporation agrees not to terminate the Executive during the Term except for Cause. Executive shall be considered terminated, at the Executive's election, if (i) there is a Change of Control of the Corporation or (ii) a reduction in Executive's duties, title, salary or position with the Corporation.

         3.   Duties and Services

         A. The Corporation and the Executive hereby agree that, subject to the provisions of this Agreement, the Corporation will employ the Executive and the Executive will serve the Corporation as Chairman and Chief Executive Officer during the Term or any extension thereof.

         B. Executive agrees during the term of this Agreement not to usurp a corporate opportunity for his own financial gain. A corporate opportunity shall be defined as a business opportunity which the corporation is financially able to undertake, is, from its nature, in the line of the Corporation's business and is one in which the Corporation has an interest or a reasonable expectancy. Executive agrees that he shall offer a corporate opportunity to the Corporation. The Corporation shall have ten (10) days to either take the opportunity for itself or to reject the opportunity in which case Executive shall have the right to pursue such opportunity for himself. Failure to notify Executive within such ten (10) day period shall be deemed a rejection of the opportunity by the Corporation.

         4. Definitions The following terms shall have the following meanings when used herein

              A.   Change of Control

A Change of Control shall be deemed to have occurred at such time as:

         (1) any person (other than the Corporation, any Subsidiary of the Corporation or any employee benefit plan of the Corporation) ("Person") is or becomes the beneficial owner, directly or indirectly, through a purchase, merger or other acquisition or transaction or series of transactions, of shares of capital stock, whether presently issued or issued in the future, of the Corporation entitling such Person to exercise forty (40%) percent or more of the total voting power of all shares of capital stock of the Corporation entitled to vote generally in the election of directors; or;

         (2) any consolidation of the Corporation with, or merger of the Corporation into, any other Person, any merger of another Person into the Corporation (other than a merger (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or (y) which is effected solely to change the jurisdiction of incorporation of the Corporation and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of Common Stock); or

         (3) a change of Board of Directors of the Corporation in which the individuals who constituted the Board of Directors of the Corporation as of October 18, 1996 cease for any reason to constitute a majority of the directors then in office.

         B.   Cause

         Cause shall exist when and only when Executive (i) after written notification by the Board of Directors or the CEO has willfully failed and continues to fail to substantially perform his duties (other than failure resulting from incapacity due to physical or mental illness), (ii) is convicted of a crime constituting a felony, or (iii) has been proven to be dishonest, has embezzled or has committed common law fraud.

         5.   Compensation.

         A. As salary during the Term, the Corporation shall pay the Executive, in accordance with its normal payroll, a minimum salary as follows:

          (1)One Hundred Twenty Thousand Dollars ($120,000) per year from date through December 31, 1996;
          (2)One Hundred Thirty-two Thousand Dollars ($132,000) per year from January 1, 1997 through December 31, 1997; and
            (3)One Hundred Fifty Thousand Dollars ($150,000) from January 1, 1998 through October 17, 1998;

provided, however, such salary is to be paid no less than bimonthly during the Term. The Executive shall receive such additional salary as the Board of Directors of the Corporation may from time to time determine during the Term. Unless expressly agreed in writing by the parties hereto, no such additional compensation or benefits shall be deemed to modify or otherwise affect the terms or conditions of this Agreement. Notwithstanding the foregoing if Executive is terminated other than (1) for Cause, as defined herein, or (2) as a result of a Change of Control, as defined herein, Executive shall be entitled to two (2) years salary (based upon his annual salary at the time of termination) as severance. Such payment shall serve as Executive's sole and exclusive rights pursuant to this Agreement, provided; however, such payment shall not affect Executive's rights as to options to purchase shares in accordance with paragraph 7 hereof In the event of a Change of Control, Executive shall be entitled to two
(2) years salary, as severance, provided Executive exercises his right pursuant to this Agreement to treat such change of control as a termination of this Agreement. In the event Executive resigns, except as a result of a Change of Control, Executive shall be entitled to no further remuneration or benefits pursuant to this Agreement. In the event Executive is terminated other than for cause or their is a Change in Control all obligations to pay Executive shall be due and owed in a lump sum payment exactly thirty days from the earlier of (i) the date of termination, (ii) the date of the Change of Control and/or; (iii) the date Executive elects termination pursuant to the provisions of Paragraph 2 hereof.

          B. Executive shall receive an automobile for his use while in Las Vegas and the use of a Corporate Apartment having a minimum of two bedrooms.

          C. The Corporation shall pay Executive additional compensation, based upon sales of its M.A.N.A.G.E.R.S. Systems ("Systems"), the following sums: 1. Upon sale of the first 10,000 Systems $10,000; 2. Upon sale of the second 10,000 Systems the sum of $20,000; and 3. Upon the sale of the third 10,000 System's the sum of $30,000. All such additional compensation shall be earned when the sale is made as evidenced by purchase orders and shall be paid within thirty days of Corporation's receipt of payment for sales aggregating the various numbers of Systems set forth above.

          D. Executive shall be entitled to two (2) round trip tourist class tickets per month for nonbusiness travel from Las Vegas/Atlanta for Executive or his nominee.

          E. Executive shall also be provided with a life insurance policy on his life of not less than the greater of (i) $150,000, (ii) his then current annual salary, or (iii) his total salary package for the immediately preceding calendar year taking into consideration all bonuses and benefits paid to or provided for Executive.

         6.   Other Benefits

         During the Term the Executive shall receive all rights and benefits for which he is then eligible under any employee benefit plan or bonus plan which the Corporation generally provides for its employees. Such benefits shall include, but not be limited to, a bonus plan, which shall be explicitly set forth by the Corporation's Board of Directors within ninety (90) days of the execution of this Agreement, and full medical and health insurance for Executive. In no event shall the bonus be less than the largest bonus (based on percentage of salary) received by any member of the executive management team other than the Chief Executive Officer of the Corporation and employees directly employed in Sales and Marketing Division of Corporation.

         7.   Grant of Options to Acquire Stock

         Corporation acknowledges that it currently has plans to adopt a qualified stock option plan at the next annual meeting of shareholders and that Executive will be covered under such plan. Further, Corporation guarantees Executive will receive, whether such stock option plan is adopted or not, a minimum of 100,000 options to acquire common shares of the Corporation for each twelve (12) month period for which Executive is employed by Corporation, that such options will vest subject only to the passage of time, and that the exercise price will not be in excess of the closing price of the publicly traded shares on the last day of any such twelve month period. The parties further agree that a mutually satisfactory Agreement shall be entered into between Corporation and Executive no later than thirty (30) days from the date of the next annual meeting of Shareholders.

         8.   Death or Disability

         In the event of the death of the Executive or the disability of the Executive, this Agreement shall immediately terminate and the Corporation shall pay to the Executive or his estate one (i) years salary in a single lump sum payment which payment shall be due and payable upon the sooner of (i) thirty
(30) days of Executive's death or (ii) thirty (30) days after Executive is declared by his physician incapable of performing his duties as specified in this Agreement. The Corporation shall have the right to fund Executive's death and/or disability benefit through insurance other than the insurance required by Paragraph 5(d) hereof.

         9.   Place of Performance

         In connection with his employment by the Corporation during the Term, the Executive shall at all times be entitled to an office at the principal executive offices of the Corporation, located in Las Vegas, Nevada, or at such other office of the Corporation, in Las Vegas, Nevada, as the Chief Executive Officer of the Corporation shall, in his reasonable discretion deem to be in the best interest of the Corporation. In the event the Corporation moves its principal place of business outside of Las Vegas, Nevada, other than at the direction of executive, Executive at his option shall have the right to terminate this Agreement and receive the greater of such salary due him for the remaining Term of this Agreement but in no event less than twelve (12) months salary.

         10.  Notice

         All Notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mail, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the party to be notified as follows:

         If to Corporation at:         Spintek Gaming Technologies, Inc.
         901 Grier Drive, Suite B
         Las Vegas, Nevada, 89119
         Attn: Chairman
         Facsimile #:   702-263-3680

         If to Executive at:           Gary L. Coulter
         901 Grier Drive, Suite B
         Las Vegas, Nevada 891119
         Facsimile #:     702-263-3680

         The parties may from time to time and at any time supplement or change the addresses herein by given Notice hereunder to the other party hereto.

         11.  Miscellaneous

         A. This Agreement shall inure to the benefit of and be binding upon the Corporation, its successors and assigns. This Agreement may not be assigned by the Corporation without the prior written consent of the Executive. The obligations and duties of the Executive hereunder shall be personal and not assignable.

         B. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid and effective under applicable law, but if any provision of this Agreement is found to be prohibited or invalid under applicable law, such provision will be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         C. For purposes of this Agreement an "affiliate" of a person shall include any person, firm, corporation, association, organization, or unincorporated trade or business that, now or hereinafter directly or indirectly, controls, or is controlled by, or practices is under common control with such person.

         D. Any waiver, alteration or modification of any terms of this Agreement will be valid only if made in writing and signed by the parties hereto. Each party hereto from time to time may waive any of his or its rights hereunder without effecting a waiver with respect to any subsequent occurrences or transactions hereunder.

         E. Captions and paragraph heading used herein are for convenience only are not a part hereof and shall not be used in construing this Agreement.

         F. This Agreement constitutes the entire understanding and agreement of the parties and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties relating to the employment of the Executive by the Corporation during the Term. All prior negotiations or agreements, if any, between the parties relating solely to the employment of the Executive by the Corporation during the Term are hereby superseded.

         G. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada.

         H. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument.

              12.    Arbitration

              Any controversy between the parties hereto, including the construction or application of any of the terms, covenants or conditions of this Agreement, shall on written request of one party served on the other be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. The arbitrator selected must be a member of the National Academy of Arbitrators and must have significant experience in arbitrating labor disputes. Further, the Arbitrator must be an attorney practicing labor law in the Southern California area. The cost of such arbitration shall be borne by the losing party or in such proportions as the Arbitrator(s) shall decide. Judgment may be entered on the arbitrator's award in any court of competent jurisdiction.

         13.  The Executive's Employment

         Nothing contained in this Agreement (i) obligates the Corporation or any subsidiary of the Corporation to employ the Executive in any capacity whatsoever, or (ii) prohibits or restricts the corporation (or any such subsidiary) from terminating the employment, if any, of the Executive at any time or for any reason whatsoever, with or without cause, subject to the terms and conditions of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Executive

/s/ GARY L. COULTER
Gary L. Coulter

Spintek Gaming Technologies, Inc.

By: /s/ LANIER M. DAVENPORT
       Lanier M. Davenport, Chairman

By:/s/ MALCOLM C. DAVENPORT V
      Malcolm C. Davenport V
       Assistant Secretary

                   EXHIBIT "A-2"
               EMPLOYMENT AGREEMENT


         THIS AGREEMENT is made and entered into this 18th day of October 1996 by and between Spintek Gaming Technologies, Inc., a California corporation (the "Corporation"), and Robert E. Huggins, (the "Executive") with reference to the following facts:

         WHEREAS, the Corporation hired Executive in the position of Chief Financial Officer of the Corporation on November 15, 1995; and

         WHEREAS, there have been significant changes in the Corporation, both in management and in purpose, since Executive's employment; and

         WHEREAS, in order to retain the services of the Executive and to maximize the period of his continued availability, the Corporation desires to enter into a new Employment Agreement with Executive as is more fully set forth herein.

         NOW, THEREFORE, on the basis of the foregoing facts and in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1.   Employment
         The Corporation hereby agrees to, and does hereby, employ the Executive and Executive hereby accepts employment with the Corporation on the terms and conditions set forth in this Agreement (the "Agreement").

         2.   Term

         The Employment of the Executive hereunder shall commence on October 18, 1996 and shall continue for a period of two (2) years until October 17, 1998 (the "Term"). After the original Term, this Agreement shall continue in effect and shall be deemed automatically renewed for a second Term unless either party hereto shall notify the other in writing at least thirty (30) days prior to the end of the Term of their intention of not renewing the same. The Corporation agrees not to terminate the Executive during the Term except for Cause. Executive shall be considered terminated, at the Executive's election, if (i) there is a Change of Control of the Corporation or (ii) a reduction in Executive's duties, salary or position with the Corporation.

         3.   Duties and Services

         A. The Corporation and the Executive hereby agree that, subject to the provisions of this Agreement, the Corporation will employ the Executive and the Executive will serve the Corporation as Chief Financial Officer during the Term.

         B. Executive agrees during the term of this Agreement not to usurp a corporate opportunity for his own financial gain. A corporate opportunity shall be defined as a business opportunity which the corporation is financially able to undertake, is, from its nature, in the line of the Corporation's business and is one in which the Corporation has an interest or a reasonable expectancy. Executive agrees that he shall offer a corporate opportunity to the Corporation. The Corporation shall have ten (10) days to either take the opportunity for itself or to reject the opportunity in which case Executive shall have the right to pursue such opportunity for himself. Failure to notify Executive within such ten (10) day period shall be deemed a rejection of the opportunity by the Corporation.

         4.   Definitions    The following terms shall have the following
                             meanings when used herein:
              A.   Change of Control

A Change of Control shall be deemed to have occurred at such time as:

         (a) any person (other than the Corporation, any Subsidiary of the Corporation or any employee benefit plan of the Corporation) ("Person") is or becomes the beneficial owner, directly or indirectly, through a purchase, merger or other acquisition or transaction or series of transactions, of shares of capital stock, whether presently issued or issued in the future, of the Corporation entitling such Person to exercise forty (40%) percent or more of the total voting power of all shares of capital stock of the Corporation entitled to vote generally in the election of directors; or;
         (b) any consolidation of the Corporation with, or merger of the Corporation into, any other Person, any merger of another Person into the Corporation (other than a merger (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or (y) which is effected solely to change the jurisdiction of incorporation of the Corporation and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of Common Stock); or

         (c) a change of Board of Directors of the Corporation in which the individuals who constituted the Board of Directors of the Corporation as of October 18, 1996 cease for any reason to constitute a majority of the directors then in office.

         B.   Cause

         Cause shall exist when and only when Executive (i) after receipt of written notification by the Board of Directors or the CEO has willfully failed and continues to fail to substantially perform his duties (other than failure resulting from incapacity due to physical or mental illness), (ii) is convicted of a crime constituting a felony, or (iii) has been proven to be dishonest, has embezzled or has committed common law fraud ("for Cause").

          5.   Compensation

          A. As salary during the Term, the Corporation shall pay the Executive, in accordance with its normal payroll, a minimum annual salary of One Hundred Twenty Thousand Dollars ($120,000) such salary to be paid no less than bi-monthly during the Term. The Executive shall receive such additional salary as the Board of Directors of the Corporation may from time to time determine during the Term. Unless expressly agreed in writing by the parties hereto, no such additional compensation or benefits shall be deemed to modify or otherwise affect the terms or conditions of this Agreement. Notwithstanding the foregoing if Executive is terminated other than (1) for Cause, as defined herein, or (2) as a result of a Change of Control, as defined herein, Executive shall be entitled to twelve (12) months salary as severance as Executive's sole and exclusive rights pursuant to this Agreement. In the event of a Change of Control, Executive shall be entitled to two (2) years salary, as severance, provided Executive exercises his right pursuant to Agreement to treat such change of control as a termination of this Agreement. In the event Executive is terminated other than for cause or there is a Change in Control, all obligations to pay Executive shall be due and owed in a lump sum payment exactly thirty (30) days from the earlier of the date of termination, the date of the Change of Control and/or the date Executive elects termination pursuant to the provisions of Paragraph 2 hereof.

          B. Executive shall receive an automobile and living allowance in the amount of Seven Hundred Fifty Dollars ($750) per month during the Term.

          C. The Corporation shall purchase a country club membership at the Tournament Players Course located in Summerlin after the sale of Thirty Thousand (30,000) of the Corporation's M.A.N.A.G.E.R.S. Systems. Such country club membership shall be held in the name of the Corporation for the benefit of Executive in his capacity as an executive with the Corporation. Upon any termination of Executive's employment the country club membership described in this paragraph shall be transferred to Executive.

          6.   Other Benefits

         During the Term the Executive shall receive all rights and benefits for which he is then eligible under any employee benefit plan or bonus plan which the Corporation generally provides for its employees. Such benefits shall include, but not be limited to, a bonus plan, which shall be explicitly set forth by the Corporation's Board of Directors within ninety (90) days of the execution of this Agreement, and full medical and health insurance for Executive. In no event shall the bonus be less than the largest bonus (based on percentage of salary) received by any member of the executive management team other than the Chief Executive Officer of the Corporation and employees directly employed in Sales and Marketing Division of Corporation.

         7.   Grant of Options to Acquire Stock

         Corporation acknowledges that it currently has plans to adopt a qualified stock option plan at the next annual meeting of shareholders and that Executive will be covered under such plan. Further, Corporation guarantees Executive will receive, whether such stock option plan is adopted or not, a minimum of 50,000 options in addition to any options to acquire common shares of the Corporation for each twelve (12) month period for which Executive is employed by Corporation, that such options will vest subject only to the passage of time, and that the exercise price will not be in excess of the closing price of the publicly traded shares on the last day of any such twelve month period. The parties further agree that a mutually satisfactory agreement shall be entered into between Corporation and Executive no later than thirty
(30) days from the date of the next annual meeting of Shareholders.

         8.   Death or Disability

         In the event of the death of the Executive or the disability of the Executive, this Agreement shall immediately terminate and the Corporation shall pay to the Executive or his estate one (1) years salary in a single lump sum payment which payment shall be due and payable upon the sooner of (i) thirty
(30) days of Executive's death or (ii) thirty (30) days after Executive is declared by his physican incapable of performing his duties as specified in this Agreement. The Corporation shall have the right to fund Executive's death and/or disability benefit through life insurance.

         9.   Place of Performance

         In connection with his employment by the Corporation during the Term, the Executive shall at all times be entitled to an office at the principal executive offices of the Corporation, located in Las Vegas, Nevada, or at such other office of the Corporation, in Las Vegas, Nevada, as the Chief Executive Officer of the Corporation shall, in his reasonable discretion deem to be in the best interest of the Corporation. In the event the Corporation moves its principal place of business outside of Las Vegas, Nevada, Executive at his option shall have the right to terminate this Agreement and receive the greater of such salary due him for the remaining Term of this Agreement but in no event less than twelve (12) months salary.

         10.  Notice

         All Notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mail, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the party to be notified as follows:

         If to Corporation at:         Spintek Gaming Technologies, Inc.
                                       901 Grier Drive, Suite B
                                       Las Vegas, Nevada, 89119
                                       Attn: Chairman
                                       Facsimile #:   702-263-3680

         If to Executive at:           Robert E. Huggins
                                       9104 Crystal Lake Court
                                       Las Vegas, Nevada 89134
                                       Facsimile #:   702-341-7424

         11.  Miscellaneous

         A. This Agreement shall inure to the benefit of and be binding upon the Corporation, its successors and assigns. This Agreement may not be assigned by the Corporation without the prior written consent of the Executive. The obligations and duties of the Executive hereunder shall be personal and not assignable.

         B. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid and effective under applicable law, but if any provision of this Agreement is found to be prohibited or invalid under applicable law, such provision will be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         C. For purposes of this Agreement an "affiliate" of a person shall include any person, firm, corporation, association, organization, or unincorporated trade or business that, now or hereinafter directly or indirectly, controls, or is controlled by, or practices is under common control with such person.

         D. Any waiver, alteration or modification of any terms of this Agreement will be valid only if made in writing and signed by the parties hereto. Each party hereto from time to time may waive any of his or its rights hereunder without effecting a waiver with respect to any subsequent occurrences or transactions hereunder.

         E. Captions and paragraph heading used herein are for convenience only are not a part hereof and shall not be used in construing this Agreement.

         F. This Agreement constitutes the entire understanding and agreement of the parties and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties relating to the employment of the Executive by the Corporation during the Term. All prior negotiations or agreements, if any, between the parties relating solely to the employment of the Executive by the Corporation during the Term are hereby superseded.

         G. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada.

         H. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument.

         12.    Arbitration

         Any controversy between the parties hereto, including the construction or application of any of the terms, covenants or conditions of this Agreement, shall on written request of one party served on the other be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. The arbitrator selected must be a member of the National Academy of Arbitrators and must have significant experience in arbitrating labor disputes. Further, the Arbitrator must be an attorney practicing labor law in the Southern California area. The cost of such arbitration shall be borne by the losing party or in such proportions as the Arbitrator(s) shall decide. Judgment may be entered on the arbitrator's award in any court of competent jurisdiction.

         13.  The Executive's Employment

         Nothing contained in this Agreement (i) obligates the Corporation or any subsidiary of the Corporation to employ the Executive in any capacity whatsoever, or (ii) prohibits or restricts the corporation (or any such subsidiary) from terminating the employment, if any, of the Executive at any time or for any reason whatsoever, with or without cause, subject to the terms and conditions of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Executive

/s/ ROBERT E. HUGGINS
Robert E. Huggins

Spintek Gaming Technologies, Inc.

By: /s/ LANIER M. DAVENPORT
       Lanier M. Davenport, Chairman

By:/s/ MALCOLM C. DAVENPORT V
      Malcolm C. Davenport V
       Assistant Secretary

                     EXHIBIT "B"

               DISBURSEMENT AGREEMENT

         THIS DISBURSEMENT AGREEMENT is entered into this 5th day of February, 1997 between Spintek Gaining Technologies, Inc., a California corporation (the "Corporation"), and Gary L. Coulter, a resident of Nevada, and Robert E. Huggins, a resident of Nevada (singularly, the "Executive", or collectively, the "Executives"), and Streich Lang or its successors, a professional association (the "Payment Agent'), nominated by the Corporation and the Executive to serve as the Payment Agent pursuant to the agreement dated February 5th, 1997.

         WHEREAS, the Corporation and the Executives have entered into an Agreement contemporaneously herewith for the revision to certain terms of the Employment Agreement, as amended, of each Executive (the "Agreement")-, and

         WHEREAS, the Corporation and the Executives have agreed that the Corporation shall deposit certain funds in an account to be held by the Payment Agent pursuant to the terms herein.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, and payments contained herein, the parties hereto, intending to be legally bound, agree as follows:

         1. Establishment of Disbursement-Fund. The Payment Agent acknowledges upon signing this Disbursement Agreement, that it has received from the Corporation the sum of SIXTY THOUSAND AND NO/100
DOLLARS ($60,000.00) in the aggregate, and that such sum together with any income or interest earned thereon is hereinafter referred to as the "Disbursement Fund". The Disbursement Fund is to be allocated among the Executives as THIRTY THOUSAND AND NO/100 DOLLARS ($30,000.00) each (the "Individual Payment Accounts" collectively and "Disbursement Account-Coulter" and "Disbursement Account-Huggins" individually). The Disbursement Fund and the Individual Payment Accounts shall be held by the Payment Agent subject to the terms and conditions hereinafter set forth.

         2. Disbursement Fund. Payment Agent shall immediately place the Disbursement Fund in an interest-bearing bank account. Any interest earned on the Disbursement Fund shall be netted against any expenses of the account. The net interest earnings shall be divided equally between the Individual Disbursement Accounts and added thereto. Any deficit on expenses shall be billed monthly to the Corporation and shall be the sole responsibility and liability of the Corporation-

         3. Disbursements. The Payment Agent shall distribute the Individual Disbursement Accounts to the Executives, prior to the termination of this Disbursement Agreement as provided in paragraph 5 below, or if there is a Change in Control of the Corporation as defined in paragraph 4 below.

         4. Change of Control. For purposes of this Disbursement Agreement, "Change of Control" shall be deemed to have occurred at such time as:

         (1) any person or an affiliated group of persons, other than the Corporation or any employee benefit plans of the Corporation, ("Person") is or becomes the beneficial owner, directly or indirectly, through a purchase, merger or other acquisition or other transaction or series of transactions, of shares of capital stock, whether presently issued or issued in the future, of the Corporation entitling such Person to exercise forty percent (40%) or more of the total voting power of all shares of capital stock of the Corporation entitled to vote generally in the election of directors; or

         (2) any consolidation of the Corporation with, or merger of the Corporation into, any other Person, any merger of another Person into the Corporation (other than a merger which (a) does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of common stock, or (b) is effected solely to change the jurisdiction of the incorporation of the common stock and results in a reclassification, conversion or exchange of outstanding shares of common stock into solely shares of common stock); or

         (3) a change in the composition of the Board of Directors of the Corporation in which the individuals who constituted the Board of Directors of the Corporation as of October 18, 1996 cease for any reason to constitute a majority of the directors then in office; or

         (4) the Corporation shall have five (5) or less full time employees; or

         (5) the Corporation makes an assignment for the benefit of creditors; or

         (6) the Corporation files or is subject to a petition in bankruptcy, whether voluntary or involuntary, or

         (7) the Corporation has a receiver or trustee appointed with respect to a substantial amount of the Corporation's property.

         5. Termination of Disbursement Account. If the Disbursement Fund or Individual Disbursement accounts are not sooner applied pursuant to paragraph 3 above, then this Agreement will terminate and the Disbursement Fund is to be dispersed as follows:

         5.1 Corporation. The Individual Disbursement Accounts of each Executive shall be returned to the Corporation upon the termination of the respective Executive for cause, as defined in the Employment Agreement of such Executive, on or prior to December 31, 1997.

         5.2 Executives. Provided the Individual Disbursement Account has not been returned to the Corporation pursuant to Section 5.1 of this Agreement, the Individual Disbursement Account on an individual basis shall be distributed to the respective Executive as follows:

         (a) Upon the Corporation receiving additional funding, equity, debt or otherwise, of $2 million or more; or

         (b) on January 1, 1998.

         6. Payment Agent. The undersigned agree that the following provisions shall control with respect to the rights, duties, liabilities, privileges and immunities of the Payment Agent while acting as Payment Agent.

         6.1 Until such time as all monies have been disbursed pursuant to this Disbursement Agreement, it is the intention of the parties to this Disbursement Agreement that the Payment Agent shall act solely at all times in accordance with the terms hereof and for so acting the Corporation and the Executives hereby expressly release and relieve the Payment Agent of any and all liability for any actions taken hereunder. The Payment Agent shall have a prior lien on said funds, however, for any and all costs or expenses incurred by it (including court costs and reasonable attorneys' fees) by reason of acting as Payment Agent.

         6.2 The Payment Agent acts hereunder as a depository only, and is not responsible orliable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part hereof. Further, the Payment Agent shall not be responsible for determining (i) the accuracy of any notices or instructions delivered hereunder, or the form of execution thereof, or (ii) the identity or authority of any person executing or delivering this Disbursement Agreement, any property delivered hereunder or any instructions delivered in connection herewith.

         6.3 Payment Agent is authorized to invest the amounts deposited in the Disbursement Fund in any suitable money market mutual funds or interest-bearing deposit account. A proportional amount of interest earned on the amounts deposited in the Disbursement Fund (calculated at the time of disbursement less expenses of Payment Agent through date) shall be paid along with any disbursements.

         6.4 The Payment Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which the Payment Agent in good faith believes to be genuine and what it purports to be.

         6.5 In the event of any disagreement between any of the parties to this Disbursement Agreement, or between them or either or any of them, and any other person, resulting in adverse claims or demands being made in connection with the subject matter of the escrow, in the event that the Payment Agent in good faith is in doubt as to what action it should take hereunder, then the Payment Agent may, at its option, refuse to comply with any claims or demands on it, or doubts exist, and in such event, the Payment Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Payment Agent shall be entitled to continue to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been settled and all doubts resolved by agreement by all interested persons, and the Payment Agent shall have been notified thereof in writing signed by all such persons. The rights of the Payment Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

         6.6 Notwithstanding any other provision of this Disbursement
Agreement, should any controversy arise between the Corporation and the Executives with respect to this Disbursement Agreement or with respect to the right to receive the Individual Disbursement Account held by the Payment
Agent under this Disbursement Agreement, then the Payment Agent shall have the right to institute a bill of interpleader in a court of competent jurisdiction to determine the rights of the parties and to deposit such property or funds into the registry of the court.

         7.  Miscellaneous.

         7.1 Binding Effect. This Disbursement Agreement shall inure to the benefit of and be binding upon each of the parties hereto, and their respective successors, personal representatives, executors, heirs, beneficiaries and assigns.

         7.2 Headings. The section and paragraph headings contained in this Disbursement Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Disbursement Agreement.

         7.3 Notices. All communication provided for hereunder shall be in writing and shall be deemed to be given when delivered in person or when deposited in the U.S. Mail, first class, certified or registered with proper postage prepaid, and addressed as follows:

         If to Corporation:

         Spintek Gaming Technologies, Inc.
         Attention: Malcolm C. Davenport V, Director
         409 West 10th
         West Point, Georgia 31833

         If to the Executives:

         Gary L. Coulter, Esq.
         650 Whitney Ranch Drive, No. 621
         Henderson, Nevada 89014


         Mr. Robert E. Huggins
         9104 Crystal Lake Court
         Las Vegas, Nevada 89134


         If to Payment Agent:

         Attn: IRA S. LEVINE
         Name

         3773 Howard Hughes Pkwy., Suite 290-N
         Address

         Las Vegas, NV 89109
         City, State, Zip

By giving prior written notice thereof, any party shall have the right from time to time and at any time to change its respective address.

         7.4 Modification. This Disbursement Agreement may be modified only by a written instrument signed by each of the parties hereto.

         7.5 Miscellaneous. It is understood by the parties hereto that these terms and conditions are for the benefits of the Corporation and the Executives only, and are not intended to constitute an assignment, either legal or equitable, to or in favor of any person not a party hereto, or any interest in the Disbursement Fund. If the terms herein are in any way in conflict with the terms of the Agreement, then the terms of the Agreement shall control.



         IN WITNESS WHEREOF, the parties have set their hands and affixed their seals all done on the day and year first above written.

"CORPORATION"                          "EXECUTIVES"

SPINTEK GAMING TECHNOLOGIES,
INC., a California corporation

By: /s/ MALCOLM C. DAVENPORT, V        /s/ GARY L. COULTER
                                       Gary L. Coulter
Its: Secretary / Director

                                       /s/ ROBERT E. HUGGINS
                                       Robert E. Huggins



"PAYMENT AGENT"

STREICH LANG, a
Professional Association

                       EXHIBIT  "C-1"

                    MODIFICATION
               OF EMPLOYMENT AGREEMENT

         THIS MODIFICATION OF EMPLOYMENT AGREEMENT (the
"Modification") is entered into this 5th day of February, 1997 by and between SPINTEK GAMING TECHNOLOGIES, INC., a California corporation (the
"Corporation") and GARY L. COULTER, a resident of Nevada (the
"Executive").

         WHEREAS, the Executive entered into an Employment Agreement with the Corporation dated April 1, 1996, and subsequently amended October 18, 1996, to perform certain services therefor (the "Employment Agreement"), copies of which are attached hereto as Exhibit "A";

         WHERE AS, the Executive is claiming, and the Corporation acknowledges, that a scrivener's error occurred in redrafting the Employment Agreement dated October 18, 1996;

         WHEREAS, the Corporation desires to (i) continue Executive in the employment of the Corporation pursuant to such Employment Agreement and
(ii) correct the scrivener's error existing in paragraph 4 of the Employment Agreement; and

         WHEREAS, the Corporation and Executive have agreed to execute this Modification in order to accomplish each of the foregoing items on the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. The parties each acknowledge to the other that the Corporation and the Executive did enter into an Employment Agreement dated April 1, 1996, and subsequently amended October 18, 1996, and said Employment Agreement, as amended is still in full force and effect as of the execution of this Modification and that neither party hereto is in default or breach of the Employment Agreement.

         2. In order to correct the scrivener's error existing in paragraph 4 of the Employment Agreement, each party hereto agrees that the Employment Agreement shall be modified as follows:

         (a)by deleting (a) of subparagraph A.

         (b)by inserting in lieu thereof the following new (a) of subparagraph A., "(a) any person or affiliated group of persons (other than the Corporation, or any employee benefit plan of the Corporation ("Person") is or becomes the beneficial owner, directly or indirectly through a purchase, merger or other acquisition or transaction or series of transactions, of shares of capital stock, whether presently issued or issued in the future, of the Corporation entitling such person to exercise forty percent (40%) or more of the total voting power of all shares of capital stock of the Corporation entitled to vote generally in the election of directors; or"

         3. Each of the parties hereto agree with each other party that the revision to paragraph 4 of the Employment Agreement as provided above shall be the only change, amendment or modification to the Employment Agreement and, except for and with said change, the Employment Agreement shall remain in full force and effect.

"CORPORATION"

SPINTEK GAMING TECHNOLOGIES, INC.


By:       /s/ GARY L. COULTER
         Gary L. Coulter, CEO

Attest:   /s/ MALCOLM C. DAVENPORT, V
         Malcolm C. Davenport V, Secretary



"EXECUTIVE"


/s/ GARY L. COULTER
Gary L. Coulter

                     EXHIBIT"C-2"

                    MODIFICATION
               OF EMPLOYMENT AGREEMENT

         THIS MODIFICATION OF EMPLOYMENT AGREEMENT (the
"Modification") is entered into this day of February, 1997 by and between SPINTEK GAMING TECHNOLOGIES, INC., a California corporation (the
"Corporation") and ROBERT E. HUGGINS, a resident of Nevada (the
"Executive").

         WHEREAS, the Executive entered into an Employment Agreement with the Corporation dated November 15, 1995, and subsequently amended October 18, 1996, to perform certain services therefor (the "Employment Agreement"), copies of which are attached hereto as Exhibit "A";

         WHEREAS, the Executive is claiming, and the Corporation acknowledges, that a scrivener's error occurred in redrafting the Employment Agreement dated October 18, 1996;

         WHEREAS, the Corporation desires to (i) continue Executive in the employment of the Corporation pursuant to such Employment Agreement and
(ii) correct the scrivener's error existing in paragraph 4 of the Employment Agreement; and

         WHEREAS, the Corporation and Executive have agreed to execute this Modification in order to accomplish each of the foregoing items on the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. The parties each acknowledge to the other that the Corporation and the Executive did enter into an Employment Agreement dated November 15, 1995, and subsequently amended October 18, 1996, and said Employment
Agreement, as amended is still in full force and effect as of the execution of this Modification and that neither party hereto is in default or breach of the Employment Agreement.

         2. In order to correct the scrivener's error existing in paragraph 4 of the Employment Agreement, each party hereto agrees that the Employment Agreement shall be modified as follows:

         (a)by deleting (a) of subparagraph A.

         (b)by inserting in lieu thereof the following new (a) of subparagraph A., "(a) any person or affiliated group of persons (other than the Corporation, or any employee benefit plan of the Corporation "(Person") is or becomes the beneficial owner, directly or indirectly through a purchase, merger or other acquisition or transaction or series of transactions, of shares of capital stock, whether presently issued or issued in the future, of the Corporation entitling such person to exercise forty percent (40%) or more of the total voting power of all shares of capital stock of the Corporation entitled to vote generally in the election of directors; or"

         3. Each of the parties hereto agree with each other party that the revision to paragraph 4 of the Employment Agreement as provided above shall be the only change, amendment or modification to the Employment Agreement and, except for and with said change, the Employment Agreement shall remain in full force and effect.

"CORPORATION"

SPINTEK GAMING TECHNOLOGIES, INC.



By:       /s/ GARY L. COULTER
         Gary L. Coulter, CEO

Attest:   /s/ MALCOLM C. DAVENPORT, V
         Malcolm C. Davenport, V, Secretary


"EXECUTIVE"

/s/ ROBERT E. HUGGINS
Robert E. Huggins